UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 23, 2014

LEGG MASON, INC.

(Exact name of registrant as specified in charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2014, Legg Mason, Inc. (the “Company”) completed the closing of the issuance and sale of (i) $250,000,000 aggregate principal amount of the Company’s 2.700% Senior Notes due 2019 (the “2019 Notes”), (ii) $250,000,000 aggregate principal amount of the Company’s 3.950% Senior Notes due 2024 (the “2024 Notes”) and (iii) $150,000,000 aggregate principal amount of the Company’s 5.625% Senior Notes due 2044 (the “2044 Notes” and, together with the 2019 Notes and the 2024 Notes, the “Notes”).

The Notes were issued pursuant to an indenture, dated as of January 22, 2014 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of January 22, 2014 (the “First Supplemental Indenture”), with respect to the 2044 Notes, as further supplemented by the Second Supplemental Indenture, dated as of June 26, 2014 (the “Second Supplemental Indenture”), with respect to the 2019 Notes and as further supplemented by the Third Supplemental Indenture, dated as of June 26, 2014 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), with respect to the 2024 Notes, in each case between the Company and The Bank of New York Mellon, as trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3ASR (Registration No. 333-193321) which became effective January 13, 2014 (the “Registration Statement”). A form of the Base Indenture was filed as Exhibit 4(a) to the Registration Statement and is incorporated herein by reference. A copy of the First Supplemental Indenture was filed as Exhibit 4.1 to our current report on Form 8-K on January 22, 2014 and is incorporated herein by reference. Copies of the Second Supplemental Indenture, the Third Supplemental Indenture, the form of the 2019 Note, the form of the 2024 Note and the form of the 2044 Note are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated herein by reference.

A copy of the opinions of Thomas C. Merchant, Executive Vice President and General Counsel of the Company, and Shearman & Sterling LLP, counsel to the Company, relating to the validity of the Notes are attached hereto as Exhibits 5.1 and 5.2, respectively.

Item 8.01	Other Events.

On June 23, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Subject Matter

1.1	Underwriting Agreement, dated June 23, 2014, among Legg Mason, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 26, 2014, between Legg Mason, Inc. and The Bank New York Mellon, as trustee.

4.2	Third Supplemental Indenture, dated as of June 26, 2014, between Legg Mason, Inc. and The Bank New York Mellon, as trustee.

4.3	Form of 2.700% Senior Note due 2019.

4.4	Form of 3.950% Senior Note due 2024.

4.5	Form of 5.625% Senior Note due 2044.

5.1	Opinion of Thomas C. Merchant, Executive Vice President and General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP, counsel to the Company.

23.1	Consent of Thomas C. Merchant (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.

Date: June 26, 2014	By:	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

1.1	Underwriting Agreement, dated June 23, 2014, among Legg Mason, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated as of June 26, 2014, between Legg Mason, Inc. and The Bank New York Mellon, as trustee.

4.2	Third Supplemental Indenture, dated as of June 26, 2014, between Legg Mason, Inc. and The Bank New York Mellon, as trustee.

4.3	Form of 2.700% Senior Note due 2019.

4.4	Form of 3.950% Senior Note due 2024.

4.5	Form of 5.625% Senior Note due 2044.

5.1	Opinion of Thomas C. Merchant, Executive Vice President and General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP, counsel to the Company.

23.1	Consent of Thomas C. Merchant, Executive Vice President and General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP, counsel to the Company (included in Exhibit 5.2).